Exhibit 99.2

                     EDGEWATER TECHNOLOGY, INC. - FORM 8-K
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

        We (Edgewater Technology, Inc. and our subsidiaries) provide human resource and business solutions through two segments. Our eSolutions segment consists of Edgewater Technology (Delaware), Inc. ("Edgewater"), an eSolutions consulting firm acquired effective April 1, 1999. Our ClinForce segment provides clinical trials support services. As discussed below, we have previously sold our interests in our Commercial staffing segment, Robert Walters plc ("Robert Walters") (finance and accounting staffing services), and Strategic Legal Resources (legal staffing). At the time of our Form 10-Q filing for the three months ended September 30, 2000, we had signed a non-binding letter of intent to sell our IntelliMark division (information technology staffing and solutions). As a result of the above, the operating results for these divisions were included in discontinued operations in the financial statements as of and for the nine months ended September 30, 2000.

        On June 29, 2000, pursuant to a Purchase Agreement dated May 16, 2000 with Stephens Group, Inc., we sold all of our subsidiaries, and the assets and liabilities of our Commercial staffing segment to affiliate entities of Stephens Group, Inc. As consideration, we received gross proceeds of $190.1 million in cash before fees, expenses and taxes. As part of the transaction, we sold the name "StaffMark" as that was the name used by the Commercial segment. As a result of the transaction, we changed our name to "Edgewater Technology, Inc." and our stock symbol to "EDGW."

        On July 13, 2000, we sold, through two indirect wholly-owned subsidiaries, all of our equity interests in Robert Walters through an initial public offering ("IPO") on the London Stock Exchange. Robert Walters had previously been our finance and accounting platform within our Professional/IT segment. Our two subsidiaries sold 67,200,000 ordinary shares at a price of 170 pence per share (or $2.57 at then current exchange rates). The shares began trading on a conditional basis on the London Stock Exchange on July 6, 2000. On July 14, 2000, the underwriters exercised the over-allotment of 10,400,000 ordinary shares. Our share of offering gross proceeds, including the exercise of the over-allotment option, was $199.2 million prior to offering commissions, fees and expenses.

        On September 25, 2000, we sold all of the outstanding stock of Strategic Legal Resources, our legal staffing platform within our Professional/IT segment, to a company owned by a group of investors including MidMark Capital II, L.P. and Edwardstone & Company for $13.25 million, of which $4.25 million is represented by a promissory note payable in January 2001.

        On November 17, 2000, we sold all of the outstanding shares of stock of our subsidiaries that comprised IntelliMark, our information technology staffing and solutions division, to an affiliate of Charlesbank Equity Fund V for approximately $42.7 million in cash, subject to potential upward or downward post-closing adjustments (the "Sale Transaction"). The following unaudited pro forma consolidated statements of income set forth the results of operations for the twelve months ended December 31, 1999 and for the nine months ended September 30, 2000 as if the Sale Transaction had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated balance sheet sets forth the financial position as of September 30, 2000, as if the Sale Transaction had occurred as of that date.

        The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the Sale Transaction been completed at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes included in our 1999 Annual Report of Form 10-K and Quarterly Report on Form 10-Q for the three months ended September 30, 2000.

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

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Balance Sheet
As of September 30, 2000
(In Thousands)

                                                                        Edgewater              Pro Forma
                                                                     Technology, Inc.         Adjustments           Pro Forma
                                                                  ----------------------  -----------------     -----------------
                             ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                       $              100,226  $         41,000  (a)  $        139,088
                                                                                                    (2,138) (b)
  Accounts receivable, net                                                        12,374                                   12,374
  Prepaid expenses and other                                                       6,681                                    6,681
  Income tax receivable                                                                -            13,499  (d)            13,499
  Deferred income taxes                                                            1,484                                    1,484
                                                                  ----------------------  ----------------       ----------------
      Total current assets                                                       120,765            52,361                173,126

PROPERTY AND EQUIPMENT, net                                                        2,154                                    2,154
INTANGIBLE ASSETS, net                                                            49,390                                   49,390
DEFERRED INCOME TAXES                                                             51,646               325  (d)            37,971
                                                                                                   (14,000) (d)
OTHER ASSETS                                                                         164                                      164
NET ASSETS HELD FOR SALE                                                          39,710           (39,710) (c)                 -
                                                                  ----------------------  ----------------       ----------------

                                                                  $              263,829  $         (1,024)      $        262,805
                                                                  ======================  ================       ================

   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and other accrued liabilities                  $               14,107                         $         14,107
  Payroll and related liabilities                                                  3,946                                    3,946
  Income taxes payable                                                               501              (501) (d)                 -
                                                                  ----------------------  ----------------       ----------------
       Total current liabilities                                                  18,554              (501)                18,053

OTHER LONG-TERM LIABILITIES                                                          238                                      238

STOCKHOLDERS' EQUITY:
  Common stock                                                                       296                                      296
  Treasury stock                                                                  (6,127)                                  (6,127)
  Paid-in capital                                                                217,604                                  217,604
  Retained earnings                                                               33,264              (523) (e)            32,741
                                                                  ----------------------  ----------------       ----------------
      Total stockholders' equity                                                 245,037              (523)               244,514
                                                                  ----------------------  ----------------       ----------------

Total Liabilities and Stockholders' Equity                        $              263,829  $         (1,024)      $        262,805
                                                                  ======================  ================       ================

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                          EDGEWATER TECHNOLOGY, INC.

                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

                           AS OF SEPTEMBER 30, 2000

(a) Records the proceeds of $42.7 million received by Edgewater for the Sale Transaction net of receivable collections already reflected in the cash balance.

(b)  Records the payment of transaction fees associated with the Sale
     Transaction.

(c) Represents the assets and liabilities of IntelliMark that were sold by Edgewater in the Sale Transaction.

(d) Records the income tax effects of the Sale Transaction which resulted in an income tax receivable.

(e)  Records the book loss generated from the Sale Transaction.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Nine Months Ended
September 30, 2000
(In Thousands, Except Per Share Data)

                                                                  Edgewater           Pro Forma
                                                            Technology, Inc. (a)     Adjustments       Pro Forma
                                                          ----------------------    -------------     ------------
SERVICE REVENUES                                                       $  43,969        $      --        $  43,969

COST OF SERVICES                                                          25,491               --           25,491
                                                          ----------------------    -------------     ------------

          Gross profit                                                    18,478               --           18,478

OPERATING EXPENSES:
    Selling, general and administrative                                   14,656               --           14,656
    Depreciation and amortization                                          3,724               --            3,724
    Nonrecurring restructure charge                                        2,803                             2,803
                                                          ----------------------    -------------     ------------

          Operating loss                                                  (2,705)              --           (2,705)
                                                          ----------------------    -------------     ------------

OTHER INCOME:
    Interest income, net                                                      35            5,360  (b)       5,395
    Other, net                                                               817               --              817
                                                          ----------------------    -------------     ------------

(LOSS) INCOME BEFORE INCOME TAXES                                         (1,853)           5,360            3,507

INCOME TAX (BENEFIT) PROVISION                                              (710)           2,054  (c)       1,344
                                                          ----------------------    -------------     ------------
          (Loss) income from continuing operations                        (1,143)           3,306            2,163

DISCONTINUED OPERATIONS:
    Loss from operations of discontinued divisions                      (105,637)         105,637  (d)          --
    Gain on sale of divisions                                             63,513          (63,513) (d)          --
                                                          ----------------------    -------------     ------------

          Net (loss) income                                            $ (43,267)       $  45,430        $   2,163
                                                          ======================    =============     ============

EARNINGS PER COMMON SHARE
          BASIC                                                        $   (1.47)                        $    0.07
                                                          ======================                      ============
          DILUTED                                                      $   (1.47)                        $    0.07
                                                          ======================                      ============

WEIGHTED AVERAGE SHARES OUTSTANDING
          BASIC                                                           29,387                            29,387
                                                          ======================                      ============
          DILUTED                                                         29,492                            29,492
                                                          ======================                      ============

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                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000


(a) As we had signed a non-binding letter of intent to sell our IntelliMark division as of September 30, 2000, the results of operation for this division are included in discontinued operations. As we have previously sold our interests in our Commercial staffing segment, Robert Walters, and Strategic Legal Resources, the operating results for these divisions are also included in discontinued operations for the nine months ended September 30, 2000.

(b) Adjustment to reflect interest income that would have resulted from consideration had the Sale Transaction occurred effective January 1, 2000.

(c) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 38.3%.

(d) Adjustment to remove discontinued operations, which includes results from our Commercial staffing segment, Robert Walters, Strategic Legal Resources and IntelliMark.

Edgewater Technology, Inc.
Unaudited Pro Forma Combined
Statement of Income
for the Twelve Months Ended
December 31, 1999
(In Thousands, Except Per Share Data)

                                                                               Disposition Related Adjustments
                                                                          -----------------------------------------
                                         Edgewater         Previous                         Pro Forma     Total
                                     Technology, Inc.   Dispositions (a)  IntelliMark (b)  Adjustments  Adjustments    Pro Forma
                                     ----------------   ---------------   ---------------  -----------  -----------   ----------
SERVICE REVENUES                     $       1,220,852    $  (924,313)     $     (255,003) $        --    $(255,003)  $   41,536

COST OF SERVICES                               918,574       (710,314)           (182,246)          --     (182,246)      26,014
                                     -----------------    ------------     --------------  -----------    ---------   ----------

          Gross profit                         302,278       (213,999)            (72,757)          --      (72,757)      15,522

OPERATING EXPENSES:
    Selling, general and
      administrative                           214,824       (153,448)            (47,522)          --      (47,522)      13,854
    Depreciation and amortization               21,448        (10,723)             (9,253)          --       (9,253)       1,472
    Nonrecurring charges                         2,153             --              (2,153)          --       (2,153)          --
                                     -----------------    ------------     --------------  -----------    ---------   ----------

          Operating income (loss)               63,853        (49,828)            (13,829)          --      (13,829)         196
                                     -----------------    ------------     --------------  -----------    ---------   ----------

OTHER INCOME (EXPENSE):
    Interest (expense) income, net             (17,419)         8,248               7,573        8,858 (c)   16,431        7,260
    Other, net                                    (227)           227                  --           --           --           --
                                     -----------------    ------------     --------------  -----------    ---------   ----------

INCOME (LOSS) BEFORE INCOME TAXES               46,207        (41,353)             (6,256)       8,858        2,602        7,456

INCOME TAX PROVISION (BENEFIT)                  15,994        (14,314)             (2,165)       3,066 (d)      901        2,581
                                     -----------------    ------------     --------------  -----------    ---------   ----------

          Net income (loss)          $          30,213    $   (27,039)     $       (4,091) $     5,792    $   1,701   $    4,875
                                     =================    ============     ==============  ===========    =========   ==========

EARNINGS PER COMMON SHARE
          BASIC                      $            1.03                                                                $     0.17
                                     =================                                                                ==========
          DILUTED                    $            1.02                                                                $     0.17
                                     =================                                                                ==========

WEIGHTED AVERAGE SHARES OUTSTANDING
          BASIC                                 29,280                                                                    29,280
                                     =================                                                                ==========
          DILUTED                               29,526                                                                    29,526
                                     =================                                                                ==========

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

                          EDGEWATER TECHNOLOGY, INC.

               NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

(a) Represents the results of operations for the Commercial staffing segment, Robert Walters and Strategic Legal Resources. These platforms were previously sold by Edgewater during 2000.

(b) Represents the unaudited financial results of IntelliMark, which was sold by Edgewater via the Sale Transaction on November 16, 2000.

(c) Adjustment to reflect net interest income that results from investing cash in excess of the amounts necessary to repay debt obligations.

(d) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 34.6%.

                                       7